PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2022	2023

Leasehold improvements	$1,451	$1,466
Furniture, fixtures and office equipment	3,069	3,386
IT equipment	2,393	2,437
Vehicles	1,362	1,739
Property and equipment, gross	8,275	9,028
Less: Accumulated depreciation	(5,329)	(6,239)
Property and equipment, net	$2,946	$2,789